Putnam
Research
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

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From the Trustees

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John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's portfolio turnover rate with that of its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

The period covered by this report was generally positive for the stock market, although mixed signals from the economy caused volatility in recent months. There were also significant variations in stock performance, with small companies and value-style stocks leading large companies and growth-style stocks. While the fund generated a positive return, its quality bias and emphasis on larger-cap stocks held back relative performance. The management team believes that many of the fund's individual holdings are poised to outperform as the economic recovery continues. On the following pages they offer insight into the factors that contributed to returns, as well as an outlook for your fund.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * Putnam Research Fund generated a positive total return over the fiscal year ended July 31, 2004. The fund's class A shares returned 7.49% at net asset value (NAV) and 1.30% at public offering price (POP).

 * The fund underperformed its benchmark, the S&P 500 Index, which returned 13.17%. The fund's quality bias and emphasis on larger-cap stocks held back relative performance in a market environment that favored lower-quality and smaller-cap stocks.

 * For the same reasons, the fund's return lagged the average for the Lipper Large-Cap Core Funds category, which was 9.53%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund generated a positive return for the fiscal year that ended July 31, 2004. The market environment was characterized by positive signs of economic recovery offset by high energy prices, concern over rising interest rates, and terrorist activities around the world. Certain market trends worked against the fund's investment strategy and dampened its returns relative to the S&P 500 benchmark. For example, the market was biased in favor of economically sensitive, cyclical companies, while your fund targets higher-quality stocks that we believe offer strong potential for a profitable future. As is often the case in the beginning stages of an economic upswing, small-cap and mid-cap stocks significantly outperformed large-cap stocks. Your fund's portfolio emphasized large-cap stocks, which were not in favor. Furthermore, the fund's style-neutral approach, which is not biased in favor of either value or growth stocks, did not fully benefit from the market's preference for value stocks during the period.

FUND PROFILE

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by analysts within Putnam's Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.

Market overview

Although the broad equities market advanced in the last five months of 2003, stock prices became more volatile for the remainder of the fund's fiscal year, moving within a trading range without sustaining either a substantial gain or a decline. Events in Iraq and concerns about global terrorism created a blanket of uncertainty that tempered investors' appetite for risk. Energy prices rose as the increase in global demand was met with tight supply and limited discovery of new resources. The price of a barrel of crude oil rose by 43% to nearly $44, quite high by historical measures. To manage inflationary pressures, the Federal Reserve Board raised the short-term interest rate by 0.25% on the last day of June. On August 10, 2004, soon after the fund's 2005 fiscal year began, the Fed again raised rates by 0.25%. While still growing rapidly, the pace of corporate earnings growth slowed. Year-over-year comparisons of corporate earnings growth within the S&P 500 Index, while still positive, are beginning to show a downward-sloping trend line, which we believe is likely to continue through 2004.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
Russell 3000 Growth Index (large-company growth stocks)                 8.69%
-------------------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)                  18.04%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.06%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.86%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.83%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------

Strategy overview

When discussing the strategy of your fund, it is important to remember that in all market conditions, our approach is sector- and style-neutral. We strive to keep the portfolio's sector weightings the same as the benchmark's weightings, and we do not have a bias in favor of growth or value stocks. Rather, we take a bottom-up approach to stock selection, focusing on each individual company's fundamentals, the valuation of its stock, and our assessment of its potential to deliver stronger performance than other companies in its industry. The analysts that manage your fund are grouped into sector teams, analyzing stocks in each sector of the fund's benchmark, the S&P 500 Index. We seek stocks that we believe will outperform others in their industry over the long term, and we look for companies whose stocks appear to be priced too low relative to our assessments of their long-term cash-flow and earnings-growth potential.

We use many different strategies to identify likely candidates for the fund's portfolio. These strategies include analyzing a company's competitors, customers, and suppliers, and meeting in person with company management. In addition, we use in-depth financial analysis to assess and forecast company cash flows and competitive advantages. We also reevaluate each holding regularly to determine whether it has reached what we consider its fair value, and whether it offers additional return potential.

As a consequence of our trading activities over the reporting period, the portfolio's exposures to various industries shifted. Weightings in aerospace and defense, broadcasting, and diversified financials increased significantly, while weightings in insurance, oil and gas, and computers were notably reduced.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                    as of 1/31/04   as of 7/31/04

Retail                   9.9%           8.7%

Pharmaceuticals          7.9%           7.8%

Banking                  6.3%           7.8%

Financial                6.0%           7.1%

Software                 5.8%           5.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Tyco International was among the portfolio's strongest contributors to returns during the period. This Bermuda-based conglomerate operates many disparate manufacturing and service businesses around the world, of which undersea telecommunications systems, security and fire protection systems, health-care and specialty products, and electronic components manufacturing are just a few. Under the leadership of CEO Ed Breen, we believe Tyco has now moved beyond the accounting, balance sheet, and liquidity issues that were so troublesome in 2001 and 2002. Strong cash flow has helped to reduce debt while restructuring and divestitures have reduced the number of unprofitable operations. The company now has strong operating leverage and earnings. Its stock price rose approximately 67% during the fund's fiscal year, and though we sold some shares, the fund still maintains a relatively large position.

Edison International, which owns California's second-largest electric utility, Southern California Edison, suffered as a result of the state's energy crisis. Poor financial performance led to elimination of the dividend, and the stock price fell precipitously. However, the Supreme Court of California approved a rescue plan that enabled the utility to generate free cash flow and repair its balance sheet. Thanks to more stable natural gas prices and a more favorable regulatory situation, the company is making steady progress. Earnings have recovered dramatically, and the company recently resumed payment of dividends. The stock has done well, and we recently took some profits, but the fund still maintains a fairly large position.

Freddie Mac, the shareholder-owned, government-sponsored mortgage reseller, has benefited from strong growth in home buying, spurred by historically low interest rates. Despite some difficulties during the year, shares of Freddie Mac have performed significantly better than the market average. We believe the market overreacted to the company's earnings restatement, questions about its complex accounting methods and hedging strategies, and ongoing regulatory issues. In our view, the company's growth rate and return on equity have been underestimated. The fund continues to hold the stock, though we trimmed the position during the year to lock in some profits.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 7/31/04)

 1 Citigroup, Inc. (4.1%)
   Financial

 2 Pfizer, Inc. (3.9%)
   Pharmaceuticals

 3 General Electric Co. (3.7%)
   Conglomerates

 4 Microsoft Corp. (3.6%)
   Software

 5 Wells Fargo & Co. (2.5%)
   Banking

 6 ExxonMobil Corp. (2.4%)
   Oil and gas

 7 Lowe's Cos., Inc. (2.4%)
   Retail

 8 Wal-Mart Stores, Inc. (2.3%)
   Retail

 9 Intel Corp. (2.2%)
   Electronics

10 Fifth Third Bancorp (2.2%)
   Banking

Footnote reads:
The fund's holdings will change over time.

Fifth Third Bancorp was among the stocks that most hindered performance during the period. One of the portfolio's top ten holdings, Fifth Third Bancorp is a diversified financial entity that operates commercial and retail banking establishments, asset management, brokerage, and electronic payment processing facilities in eight states in the midwest and the south. We believe the company is substantially undervalued compared to other U.S. financials, reflecting a confluence of cyclical factors that, in our view, will ultimately subside. We believe that in time the company will resume its historic best-in-class performance and regain its premium valuation.

Cardinal Health, one of the leading distributors of pharmaceuticals and other medical supplies, underperformed during the period, as did the health-care sector in general. This company, which also manufactures and packages a range of drugs and medical products, has consistently generated above-average returns relative to its peers. It has strong free cash flow that can be redeployed into higher growth businesses. We trimmed the position slightly, but we believe the company's longer-term outlook is favorable.

Echostar provides television service to nearly ten million customers, using its system of nine satellites. Its stock underperformed during the period, as assets rotated out of the media sector. We believe it is very attractively priced and will continue to gain market share from its cable television competitors. It has strong, capable management that is focused on improving shareholder returns. As the share price dipped, we took the opportunity to buy more shares.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As a rule, your fund's management team is concerned with long-term trends more than short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we maintain our bottom-up approach to security selection, relying heavily on fundamental research and analysis. Of course, our beliefs about the general themes at work in the market do influence our decisions. Although the Federal Reserve Board began to raise interest rates in June, we believe it will proceed gradually, with only modest rate increases, and monetary policy will remain supportive for some time to come. In our view, the tightening cycle will unfold over a long period of time, and the market environment might now be described as one of "benign equilibrium." We anticipate that stock returns will be modest, and perhaps below long-term historical averages, yet we hope to be able to profit opportunistically as expectations fluctuate about economic growth or Fed actions. In this environment, we believe a company's relative stock performance may be greatly determined by management's capital allocation decisions. We seek companies who use their free cash flow to maximize shareholder value, reduce debt levels, pay dividends, invest in their business, or make beneficial acquisitions. We will continue to monitor the universe of high-quality, large-cap stocks in search of attractive opportunities for long-term capital appreciation, as we remain firmly committed to helping you pursue your investment goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
-------------------------------------------------------------------------------------------------------------------
                       Class A               Class B               Class C               Class M           Class R
(inception dates)     (10/2/95)             (6/15/98)              (2/1/99)             (6/15/98)         (1/21/03)
-------------------------------------------------------------------------------------------------------------------
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP         NAV
-------------------------------------------------------------------------------------------------------------------
1 year             7.49%      1.30%      6.73%      1.73%      6.78%      5.78%      6.99%      3.25%       7.24%
-------------------------------------------------------------------------------------------------------------------
5 years           13.04     -18.03     -16.20     -17.65     -16.24     -16.24     -15.19     -18.17      -14.09
Annual average    -2.76      -3.90      -3.47      -3.81      -3.48      -3.48      -3.24      -3.93       -2.99
-------------------------------------------------------------------------------------------------------------------
Life of fund      18.71     106.10     103.70     103.70     104.74     104.74     109.19     101.93      114.13
Annual average     9.27       8.54       8.39       8.39       8.46       8.46       8.72       8.29        9.01
-------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

Performance information shown reflects the restatement of the fund's net asset values for the period from January 5, 2001, to January 31, 2004, in connection with the restitution payment described in Note 7 to the financial statements. This payment had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $0.01 to $0.02 per share.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 10/2/95 to 7/31/04


            Fund's class A        S&P 500
Date         shares at POP         Index

10/2/95         9,425             10,000
7/31/96        10,864             11,208
7/31/97        16,255             17,052
7/31/98        19,181             20,340
7/31/99        23,701             24,450
7/31/00        28,279             26,644
7/31/01        23,509             22,826
7/31/02        17,010             17,432
7/31/03        19,173             19,288
7/31/04       $20,610            $21,828

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,370 and $20,474, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,919 ($20,193 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,413. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
-------------------------------------------------------------------------
                                           Lipper Large-
                             S&P 500       Cap Core Funds
                             Index         category average*
-------------------------------------------------------------------------
1 year                       13.17%         9.53%
-------------------------------------------------------------------------
5 years                     -10.72        -15.36
Annual average               -2.24         -3.48
-------------------------------------------------------------------------
Life of fund                118.28         87.03
Annual average                9.25          7.16
-------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and life-of-fund periods ended 7/31/04, there were 958, 601, and 253 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION+ INFORMATION 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
                 Class A        Class B    Class C        Class M       Class R
-------------------------------------------------------------------------------
Share value:   NAV     POP        NAV        NAV        NAV     POP        NAV
-------------------------------------------------------------------------------
7/31/03     $11.61  $12.32     $11.15     $11.21     $11.30  $11.71     $11.60
-------------------------------------------------------------------------------
7/31/04      12.48   13.17++    11.90      11.97      12.09   12.53      12.44
-------------------------------------------------------------------------------

+ The fund did not make any distributions during the period.

++ Reflects a reduction in sales charges that took effect on January 28, 2004.

   Net asset value and public offering price quotations reflect the restatement of the fund's net asset values in connection with the restitution payment described in Note 7 to the financial statements.


--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------
                       Class A               Class B               Class C               Class M            Class R
(inception dates)     (10/2/95)             (6/15/98)              (2/1/99)             (6/15/98)          (1/21/03)
--------------------------------------------------------------------------------------------------------------------
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
--------------------------------------------------------------------------------------------------------------------
1 year            14.97%      8.38%     14.01%      9.01%     14.12%     13.12%     14.27%     10.29%       14.71%
--------------------------------------------------------------------------------------------------------------------
5 years          -11.20     -16.31     -14.51     -15.98     -14.54     -14.54     -13.41     -16.43       -12.23
Annual average    -2.35      -3.50      -3.09      -3.42      -3.09      -3.09      -2.84      -3.52        -2.58
--------------------------------------------------------------------------------------------------------------------
Life of fund     128.87     115.67     113.12     113.12     114.31     114.31     118.88     111.28       124.11
Annual average     9.93       9.19       9.04       9.04       9.11       9.11       9.37       8.93         9.67
--------------------------------------------------------------------------------------------------------------------


Performance information shown reflects the restatement of the fund's net asset values for the period from January 5, 2001, to January 31, 2004, in connection with the restitution payment described in Note 7 to the financial statements. This payment had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $0.01 to $0.02 per share.

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*               $5.69      $9.32      $9.32      $8.11      $6.90
-----------------------------------------------------------------------------
Ending value (after
expenses)           $955.60    $952.00    $952.30    $953.50    $954.70
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                Total
Value of your                                 Expenses paid     expenses
investment on 2/1/04  [DIV]     $1,000   X    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]     $1,000   X   $5.69 (see table above) = $56.90
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.87      $9.62      $9.62      $8.37      $7.12
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.05  $1,015.32  $1,015.32  $1,016.56  $1,017.80
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                       Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio +          1.17%      1.92%      1.92%      1.67%      1.42%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group ++                 1.31%      2.06%      2.06%      1.81%      1.56%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer growp may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam
Research Fund                102%       132%       150%       163%       159%
-----------------------------------------------------------------------------
Lipper Large-Cap Core
Funds category average        80%        83%        95%        95%        95%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   3.32

U.S. stock
fund average       3.75

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
of Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund, including the fund's portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
September 7, 2004


The fund's portfolio
July 31, 2004

Common stocks (99.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------
       158,700 Omnicom Group, Inc. (S)                              $11,429,574

Aerospace and Defense (2.6%)
-------------------------------------------------------------------------------
       291,300 Boeing Co. (The)                                      14,783,475
       158,800 Lockheed Martin Corp.                                  8,414,812
       144,100 United Technologies Corp.                             13,473,350
                                                                 --------------
                                                                     36,671,637

Airlines (0.7%)
-------------------------------------------------------------------------------
       675,000 Southwest Airlines Co.                                 9,767,250

Automotive (1.6%)
-------------------------------------------------------------------------------
       100,200 Lear Corp. (S)                                         5,524,026
       224,000 SPX Corp. (S)                                          9,172,800
       101,500 Toyota Motor Corp. ADR (Japan) (S)                     8,120,000
                                                                 --------------
                                                                     22,816,826

Banking (7.8%)
-------------------------------------------------------------------------------
       250,400 Commerce Bancorp, Inc. (S)                            12,605,136
       644,300 Fifth Third Bancorp (S)                               31,802,648
       271,600 State Street Corp.                                    11,627,196
       638,400 U.S. Bancorp                                          18,066,720
       628,900 Wells Fargo & Co.                                     36,105,149
                                                                 --------------
                                                                    110,206,849

Beverage (3.1%)
-------------------------------------------------------------------------------
       611,300 Coca-Cola Co. (The)                                   26,811,618
       332,100 PepsiCo, Inc.                                         16,605,000
                                                                 --------------
                                                                     43,416,618

Biotechnology (2.0%)
-------------------------------------------------------------------------------
       431,500 Amgen, Inc. (NON)                                     24,543,720
        83,600 Genzyme Corp. (NON) (S)                                4,287,008
                                                                 --------------
                                                                     28,830,728

Broadcasting (1.1%)
-------------------------------------------------------------------------------
       459,300 Viacom, Inc. Class B                                  15,427,887

Cable Television (0.8%)
-------------------------------------------------------------------------------
       428,600 Echostar Communications Corp. Class
               A (NON)                                               11,880,792

Chemicals (1.4%)
-------------------------------------------------------------------------------
       493,100 Dow Chemical Co. (The)                                19,669,759

Coal (0.9%)
-------------------------------------------------------------------------------
       183,900 CONSOL Energy, Inc. (S)                                6,590,976
       119,600 Peabody Energy Corp.                                   6,719,128
                                                                 --------------
                                                                     13,310,104

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
       117,700 Cintas Corp. (S)                                       4,938,692
        94,700 eBay, Inc. (NON)                                       7,417,851
                                                                 --------------
                                                                     12,356,543

Communications Equipment (2.5%)
-------------------------------------------------------------------------------
     1,385,600 Cisco Systems, Inc. (NON)                             28,903,616
     1,963,600 Nortel Networks Corp. (Canada) (NON)                   7,186,776
                                                                 --------------
                                                                     36,090,392

Computers (2.4%)
-------------------------------------------------------------------------------
     1,055,400 EMC Corp. (NON)                                       11,577,738
       753,400 Hewlett-Packard Co.                                   15,181,010
        86,900 Lexmark International, Inc. (NON)                      7,690,650
                                                                 --------------
                                                                     34,449,398

Conglomerates (5.3%)
-------------------------------------------------------------------------------
     1,583,300 General Electric Co.                                  52,644,725
       728,100 Tyco International, Ltd. (Bermuda) (S)                22,571,100
                                                                 --------------
                                                                     75,215,825

Construction (0.6%)
-------------------------------------------------------------------------------
     5,581,800 Aggregate Industries PLC (United
               Kingdom)                                               8,651,877

Consumer Finance (3.0%)
-------------------------------------------------------------------------------
       226,300 Capital One Financial Corp.                           15,687,116
       173,450 Countrywide Financial Corp.                           12,505,745
       562,000 MBNA Corp.                                            13,875,780
                                                                 --------------
                                                                     42,068,641

Consumer Goods (0.5%)
-------------------------------------------------------------------------------
       159,600 Avon Products, Inc.                                    6,864,396

Electric Utilities (2.8%)
-------------------------------------------------------------------------------
       311,200 Edison International                                   8,340,160
       151,500 Entergy Corp.                                          8,711,250
       267,200 Exelon Corp.                                           9,325,280
       237,200 PG&E Corp. (NON)                                       6,769,688
       212,500 Wisconsin Energy Corp. (S)                             6,831,875
                                                                 --------------
                                                                     39,978,253

Electronics (3.9%)
-------------------------------------------------------------------------------
       232,700 Analog Devices, Inc.                                   9,238,190
       281,700 Fairchild Semiconductor Corp. Class
               A (NON) (S)                                            4,138,173
     1,305,100 Intel Corp.                                           31,818,338
       224,000 Jabil Circuit, Inc. (NON) (S)                          4,872,000
       433,500 Micron Technology, Inc. (NON) (S)                      5,865,255
                                                                 --------------
                                                                     55,931,956

Energy (2.7%)
-------------------------------------------------------------------------------
       447,800 GlobalSantaFe Corp. (Cayman Islands)
               (S)                                                   12,269,720
       392,700 Halliburton Co.                                       12,468,225
       552,900 Varco International, Inc. (NON) (S)                   13,363,593
                                                                 --------------
                                                                     38,101,538

Financial (7.1%)
-------------------------------------------------------------------------------
     1,311,100 Citigroup, Inc.                                       57,806,399
       326,900 Fannie Mae                                            23,196,824
       303,500 Freddie Mac                                           19,518,085
                                                                 --------------
                                                                    100,521,308

Food (0.5%)
-------------------------------------------------------------------------------
       186,900 Dean Foods Co. (NON) (S)                               6,911,562

Health Care Services (2.2%)
-------------------------------------------------------------------------------
       109,600 AmerisourceBergen Corp.                                5,924,976
       429,500 Cardinal Health, Inc.                                 19,112,750
       242,900 Community Health Systems, Inc. (NON)                   5,977,769
                                                                 --------------
                                                                     31,015,495

Homebuilding (1.0%)
-------------------------------------------------------------------------------
       319,900 Lennar Corp.                                          13,653,332

Insurance (1.9%)
-------------------------------------------------------------------------------
       388,500 ACE, Ltd. (Bermuda)                                   15,769,215
       161,800 XL Capital, Ltd. Class A (Bermuda)                    11,436,024
                                                                 --------------
                                                                     27,205,239

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------
       731,600 Charles Schwab Corp. (The) (S)                         6,423,448

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------
       379,400 Cendant Corp.                                          8,680,672
       230,300 Royal Caribbean Cruises, Ltd.                          9,845,325
                                                                 --------------
                                                                     18,525,997

Machinery (0.8%)
-------------------------------------------------------------------------------
       165,000 Ingersoll-Rand Co. Class A (Bermuda)                  11,333,850

Manufacturing (0.7%)
-------------------------------------------------------------------------------
       104,200 Illinois Tool Works, Inc.                              9,432,184

Media (1.7%)
-------------------------------------------------------------------------------
       447,500 Fox Entertainment Group, Inc. Class
               A (NON)                                               12,095,925
     1,408,700 Liberty Media Corp. Class A (NON)                     11,945,776
                                                                 --------------
                                                                     24,041,701

Medical Technology (1.1%)
-------------------------------------------------------------------------------
       314,700 Medtronic, Inc.                                       15,631,149

Metals (0.6%)
-------------------------------------------------------------------------------
       252,100 Alcoa, Inc.                                            8,074,763

Oil & Gas (3.8%)
-------------------------------------------------------------------------------
       749,700 ExxonMobil Corp.                                      34,711,110
       487,200 Noble Corp. (Cayman Islands) (NON)                    18,864,384
                                                                 --------------
                                                                     53,575,494

Pharmaceuticals (7.8%)
-------------------------------------------------------------------------------
       528,200 Abbott Laboratories                                   20,784,670
        96,000 AstraZeneca PLC ADR (United Kingdom)                   4,312,320
       354,800 Forest Laboratories, Inc. (NON)                       17,842,892
     1,723,000 Pfizer, Inc.                                          55,067,080
       358,400 Wyeth                                                 12,687,360
                                                                 --------------
                                                                    110,694,322

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------
       573,300 Xerox Corp. (NON) (S)                                  7,945,938

Regional Bells (1.9%)
-------------------------------------------------------------------------------
       711,400 Verizon Communications, Inc.                          27,417,356

Retail (8.7%)
-------------------------------------------------------------------------------
       160,700 AutoZone, Inc. (NON) (S)                              12,406,040
       401,900 Family Dollar Stores, Inc.                            11,196,934
       364,500 Kohl's Corp. (NON)                                    16,679,520
       696,500 Lowe's Cos., Inc.                                     33,933,480
       556,600 Office Depot, Inc. (NON)                               9,128,240
     1,336,200 Rite Aid Corp. (NON) (S)                               6,560,742
       624,900 Wal-Mart Stores, Inc.                                 33,125,949
                                                                 --------------
                                                                    123,030,905

Software (5.6%)
-------------------------------------------------------------------------------
       129,100 Adobe Systems, Inc.                                    5,445,438
     1,807,900 Microsoft Corp.                                       51,452,834
     1,682,800 Oracle Corp. (NON)                                    17,686,228
       251,300 Veritas Software Corp. (NON)                           4,789,778
                                                                 --------------
                                                                     79,374,278

Technology Services (0.8%)
-------------------------------------------------------------------------------
       106,000 Automatic Data Processing, Inc.                        4,449,880
       219,600 Fiserv, Inc. (NON)                                     7,523,496
                                                                 --------------
                                                                     11,973,376

Telecommunications (1.6%)
-------------------------------------------------------------------------------
       219,000 Nextel Communications, Inc. Class A
               (NON)                                                  4,984,440
       259,600 Sprint Corp. (FON Group) (S)                           4,849,328
       576,500 Vodafone Group PLC ADR (United
               Kingdom) (S)                                          12,527,345
                                                                 --------------
                                                                     22,361,113

Tobacco (1.7%)
-------------------------------------------------------------------------------
       502,700 Altria Group, Inc.                                    23,928,520

Toys (0.5%)
-------------------------------------------------------------------------------
       420,400 Mattel, Inc. (S)                                       7,365,408
                                                                 --------------
               Total Common stocks
               (cost $1,432,355,341)                             $1,413,573,581

Short-term investments (4.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $47,075,879 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.28% to 1.52% and due dates ranging
               from August 2, 2004 to August 23,
               2004 (d)                                             $47,058,969
     9,760,686 Putnam Prime Money Market Fund (e)                     9,760,686
                                                                 --------------
               Total Short-term investments
               (cost $56,819,655)                                   $56,819,655
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,489,174,996)                             $1,470,393,236
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,418,338,013.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at July 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Forward currency contracts to buy at July 31, 2004
(aggregate face value $838,577)

                                                               Unrealized
                                   Aggregate       Delivery    appreciation/
                   Value           face value      date        (depreciation)
------------------------------------------------------------------------------
Euro                  $842            $846         9/15/04        $(4)
Japanese Yen       844,227         837,731         9/15/04      6,496
-------------------------------------------------------------------------------
                                                               $6,492
------------------------------------------------------------------------------
Forward currency contracts to sell at July 31, 2004
(aggregate face value $35,566,660)

                                                               Unrealized
                                   Aggregate       Delivery    appreciation/
                   Value           face value      date        (depreciation)
------------------------------------------------------------------------------
British Pound      $21,760,565     $21,754,938     9/15/04      $(5,627)
Canadian Dollar      6,179,455       6,030,237     9/15/04     (149,218)
Japanese Yen         7,627,404       7,781,485     9/15/04      154,081
------------------------------------------------------------------------------
                                                                  $(764)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $45,954,729 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,479,414,310)          $1,460,632,550
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $9,760,686) (Note 5)            9,760,686
-------------------------------------------------------------------------------
Foreign currency (cost $15) (Note 1)                                       15
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,386,870
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                712,451
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               162,320
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                         66,155
-------------------------------------------------------------------------------
Total assets                                                    1,472,721,047

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      640,610
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,763,312
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,968,492
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            667,758
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 79,107
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,321
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                588,955
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  156,592
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                179,471
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 47,058,969
-------------------------------------------------------------------------------
Other accrued expenses                                                277,447
-------------------------------------------------------------------------------
Total liabilities                                                  54,383,034
-------------------------------------------------------------------------------
Net assets                                                     $1,418,338,013

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 7)                             $2,126,260,760
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,837,153)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (687,311,277)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                 (18,774,317)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,418,338,013

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($825,727,093 divided by 66,140,595 shares)                            $12.48
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $12.48)*                $13.17
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($410,863,129 divided by 34,537,980 shares)**                          $11.90
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($48,263,852 divided by 4,032,425 shares)**                            $11.97
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,145,957 divided by 1,831,482 shares)                              $12.09
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.09)*                $12.53
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($301,364 divided by 24,220 shares)                      $12.44
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($111,036,618 divided by 8,814,400 shares)               $12.60
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $90,030)                         $23,397,638
-------------------------------------------------------------------------------
Interest (including interest income of $32,993 from
investments in affiliated issuers) (Note 5)                           211,913
-------------------------------------------------------------------------------
Securities lending                                                     34,726
-------------------------------------------------------------------------------
Total investment income                                            23,644,277

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,617,096
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      5,228,674
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             47,436
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,400
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,312,722
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,959,641
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 609,194
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 218,642
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   1,438
-------------------------------------------------------------------------------
Other                                                                 714,974
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           47,265
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (47,265)
-------------------------------------------------------------------------------
Fee waived by Manager (Note 5)                                         (5,431)
-------------------------------------------------------------------------------
Total expenses                                                     22,729,786
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (739,298)
-------------------------------------------------------------------------------
Net expenses                                                       21,990,488
-------------------------------------------------------------------------------
Net investment income                                               1,653,789
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  245,358,784
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,186,387
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (3,696,677)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  160,439
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (2,585,040)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the year                    (109,274,378)
-------------------------------------------------------------------------------
Net gain on investments                                           132,149,515
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $133,803,304
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended July 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,653,789       $3,762,216
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    244,008,933     (257,257,035)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              (111,859,418)     436,681,476
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       133,803,304      183,186,657
-------------------------------------------------------------------------------
Contribution from Manager (Note 7)                 1,813,908               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (407,959,173)    (158,417,541)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (272,341,961)      24,769,116

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,690,679,974    1,665,910,858
-------------------------------------------------------------------------------
End of year (including accumulated net
investment loss of $1,837,153 and
$2,492,223, respectively)                     $1,418,338,013   $1,690,679,974
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------

Per-share                                                        Year ended July 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.60          $10.29          $14.23          $18.69          $16.60
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .04 (d)         .06             .04             .05             .01
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .84            1.25           (3.98)          (2.98)           3.10
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .88            1.31           (3.94)          (2.93)           3.11
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                         --              --              -- (e)          --              --
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              -- (e)          -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              -- (e)       (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.48          $11.60          $10.29          $14.23          $18.69
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.59 (f)       12.73          (27.67)         (16.93)          19.32
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $825,727        $922,788        $841,789      $1,152,135        $913,312
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.13 (d)        1.15            1.04            1.05            1.07
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .34 (d)         .52             .33             .31             .02
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.63          131.93          149.58          162.94          159.24
-------------------------------------------------------------------------------------------------------------


 ** See Note 7 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 7.50%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------

Per-share                                                         Year ended July 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.13           $9.95          $13.86          $18.38          $16.46
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05) (d)       (.02)           (.05)           (.07)           (.13)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .82            1.20           (3.86)          (2.92)           3.07
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .77            1.18           (3.91)          (2.99)           2.94
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.90          $11.13           $9.95          $13.86          $18.38
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.92 (f)       11.86          (28.21)         (17.58)          18.41
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $410,863        $544,487        $597,784        $960,638        $906,430
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.88 (d)        1.90            1.79            1.80            1.82
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.41) (d)       (.23)           (.41)           (.44)           (.73)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.63          131.93          149.58          162.94          159.24
-------------------------------------------------------------------------------------------------------------

 ** See Note 7 to the financial statements.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 6.83%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------

Per-share                                                    Year ended July 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.20          $10.01          $13.95          $18.49          $16.55
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05) (d)       (.03)           (.05)           (.07)           (.13)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealize
gain (loss) on investments               .82            1.22           (3.89)          (2.94)           3.09
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .77            1.19           (3.94)          (3.01)           2.96
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.97          $11.20          $10.01          $13.95          $18.49
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.88 (f)       11.89          (28.24)         (17.58)          18.43
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,264         $72,177         $84,065        $136,897        $106,087
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.88 (d)        1.90            1.79            1.80            1.82
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.41) (d)       (.24)           (.41)           (.44)           (.73)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.63          131.93          149.58          162.94          159.24
--------------------------------------------------------------------------------------------------------------

 ** See Note 7 to the financial statements.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 6.79%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------

Per-share                                                        Year ended July 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.29          $10.06          $13.98          $18.48          $16.51
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        (.02) (d)         -- (e)        (.02)           (.03)           (.08)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .82            1.23           (3.90)          (2.94)           3.07
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .80            1.23           (3.92)          (2.97)           2.99
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (1.53)          (1.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.09          $11.29          $10.06          $13.98          $18.48
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.09 (f)       12.23          (28.04)         (17.36)          18.67
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,146         $35,646         $38,493         $62,268         $62,834
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.63 (d)        1.65            1.54            1.55            1.57
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.16) (d)        .02            (.16)           (.19)           (.47)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.63          131.93          149.58          162.94          159.24
-------------------------------------------------------------------------------------------------------------

 ** See Note 7 to the financial statements.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 7.00%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------
                                                             For the
                                                              period
                                                Year     January 21,
                                               ended        2003+ to
Per-share                                    July 31         July 31
operating performance                           2004            2003
---------------------------------------------------------------------
Net asset value,
beginning of period                           $11.59          $10.57
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment income (a)                        .02 (d)         .01
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                              .83            1.01
---------------------------------------------------------------------
Total from
investment operations                            .85            1.02
---------------------------------------------------------------------
Net asset value,
end of period                                 $12.44          $11.59
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                          7.33 (e)        9.65*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $301              $1
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       1.38 (d)         .74*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        .14 (d)         .14*
---------------------------------------------------------------------
Portfolio turnover (%)                        101.63          131.93
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** See Note 7 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 7.25%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                      period
                                                                                                    April 4,
                                                                                                    2000+ to
Per-share                                                  Year ended July 31                        July 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.67          $10.33          $14.28          $18.71          $18.94
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .08 (d)         .08             .07             .09             .01
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .85            1.26           (3.98)          (2.99)           (.24)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .93            1.34           (3.91)          (2.90)           (.23)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net investment income                --              --            (.01)             --              --
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (1.53)             --
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.03)             -- (e)          --
-------------------------------------------------------------------------------------------------------------
Total distributions                       --              --            (.04)          (1.53)             --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.60          $11.67          $10.33          $14.28          $18.71
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.97 (f)       12.97          (27.47)         (16.74)          (1.21)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $111,037        $115,581        $103,779         $91,040         $39,402
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88 (d)         .90             .79             .80             .27*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .59 (d)         .77             .57             .56             .08*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                101.63          131.93          149.58          162.94          159.24
--------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** See Note 7 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in Note 7 had not been made, total return for the year ended July 31, 2004 would have been 7.88%.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam Research Fund (the "fund"), is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended July 31, 2004, were $3,441.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2004, the value of securities loaned amounted to $45,954,729. The fund received cash collateral of $47,058,969, which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

I) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $676,371,321 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
---------------------------------
  $387,220,873    July 31, 2010
   289,150,448    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2005 $1,826,510 of losses recognized during the period November 1, 2003 to July 31, 2004.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October currency loss deferrals, nontaxable dividends, realized gains and losses on certain future contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $998,719 to increase accumulated net investment loss and $2,790,305 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $3,789,024.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $59,779,148
Unrealized depreciation            (89,500,864)
                                  ------------
Net unrealized depreciation        (29,721,716)
Capital loss carryforward         (676,371,321)
Post-October currency loss          (1,826,510)
Cost for federal income
tax purposes                    $1,500,114,952

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base management fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. For the year ended July 31, 2004 the base management fee represented an effective annual basic rate of 0.56% of the fund's average net assets before a decrease of $585,831 (0.04% of the fund's average net assets) based on performance.

Please see Note 6, Regulatory matters and litigation for information regarding inquiries by the SEC about whether the current structure of the Fund's management fee complies with SEC regulations concerning performance fees.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $4,150,420 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2004, the fund's expenses were reduced by $739,298 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,269 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class
C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $92,756 and $5,632 from the sale of class A and class M shares, respectively, and received $1,597,846 and $7,171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received $1,517 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,657,518,043 and $2,056,964,556, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                       21,247           $12,961
----------------------------------------------------------------
Options opened                         430,502           147,478
Options exercised                           --                --
Options expired                       (451,749)         (160,439)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At July 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         19,308,458      $241,090,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    19,308,458       241,090,578

Shares repurchased                 (32,733,283)     (411,681,368)
----------------------------------------------------------------
Net decrease                       (13,424,825)    $(170,590,790)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         24,601,165      $257,129,892
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    24,601,165       257,129,892

Shares repurchased                 (26,861,435)     (277,287,891)
----------------------------------------------------------------
Net decrease                        (2,260,270)     $(20,157,999)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,143,065       $37,547,088
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,143,065        37,547,088

Shares repurchased                 (17,506,628)     (210,594,254)
----------------------------------------------------------------
Net decrease                       (14,363,563)    $(173,047,166)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,755,639       $68,083,469
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,755,639        68,083,469

Shares repurchased                 (17,922,982)     (177,632,127)
----------------------------------------------------------------
Net decrease                       (11,167,343)    $(109,548,658)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            398,329        $4,803,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       398,329         4,803,307

Shares repurchased                  (2,808,528)      (33,848,907)
----------------------------------------------------------------
Net decrease                        (2,410,199)     $(29,045,600)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,325,543       $13,218,453
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,325,543        13,218,453

Shares repurchased                  (3,279,795)      (32,796,318)
----------------------------------------------------------------
Net decrease                        (1,954,252)     $(19,577,865)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            255,674        $3,078,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       255,674         3,078,477

Shares repurchased                  (1,581,673)      (19,200,668)
----------------------------------------------------------------
Net decrease                        (1,325,999)     $(16,122,191)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            562,945        $5,729,127
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       562,945         5,729,127

Shares repurchased                  (1,230,278)      (12,445,739)
----------------------------------------------------------------
Net decrease                          (667,333)      $(6,716,612)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             78,617        $1,006,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        78,617         1,006,285

Shares repurchased                     (54,517)         (720,887)
----------------------------------------------------------------
Net increase                            24,100          $285,398
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                120            $1,257
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           120             1,257

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               120            $1,257
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,749,028       $91,021,545
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,749,028        91,021,545

Shares repurchased                  (8,835,364)     (110,460,369)
----------------------------------------------------------------
Net decrease                        (1,086,336)     $(19,438,824)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,628,690       $37,272,525
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,628,690        37,272,525

Shares repurchased                  (3,775,623)      (39,690,189)
----------------------------------------------------------------
Net decrease                          (146,933)      $(2,417,664)
----------------------------------------------------------------


Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $32,993 for the period ended July 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended July 31, 2004, Putnam Management has assumed
$47,265 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

The Staff of the Securities and Exchange Commission has raised issues about whether the current structure of the Fund's investment management fee, which includes a performance component in addition to a base fee, fully complies with SEC regulations concerning performance fees. Putnam is currently engaged in discussions with the Staff regarding possible adjustments to the fee structure. Retroactive application of such adjustments over the period since April 1, 1997 (the period during which the performance fee has been in effect) would result in a reduction in aggregate management fees for that period. Putnam and the Fund are fully cooperating with the SEC's review of this matter. Effective September 27, 2004, pending resolution of the issue, the management fee will be accrued at such rates as may be appropriate in the circumstances. Putnam Management believes that the likelihood that this matter will have a material adverse financial impact on the fund or negatively impact Putnam Management's ability to provide investment services to the fund is remote.

Note 7
Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. On February 19, 2004, Putnam made restitution to the fund of approximately $1.8 million, representing approximately $.014 per share outstanding as of January 31, 2004. The fund's Paid-in Capital account reflects a corresponding increase. Had this payment been made when the error occurred, it would have had the effect of increasing the net asset value of each class of the fund's shares by $0.01 to $0.02 per share between January 5, 2001 and February 18, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the Funds' Trustees and independent auditors. The SEC is investigating this matter. The restitution made by Putnam is not reflected in the information appearing in the fund's audited financial statements relating to periods ended July 31, 2003 and earlier.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN067-216500  9/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Research Fund
Supplement to Annual Report dated 7/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/04

                                                                        NAV

1 year                                                                  7.78%
5 years                                                               -12.01
Annual average                                                         -2.53
Life of fund (since class A inception, 10/02/95)                      121.30
Annual average                                                          9.42

Share value:                                                             NAV

7/31/03                                                               $11.69
7/31/04                                                               $12.60

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     --           --              --                 --

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/04

                                      Class Y
Expenses paid per $1,000*               $4.48
Ending value (after expenses)         $957.40
----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04

                                      Class Y
Expenses paid per $1,000*               $4.62
Ending value (after expenses)       $1,020.29
----------------------------------------------------------------------------
EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                           0.92%
Average annualized expense ratio for Lipper peer group++        1.06%
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:


                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $28,605*    $--             $2,750    $312
July 31, 2003       $21,350     $--             $2,450    $1,731

* Includes fees of $ 3,955 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 3,062 and $4,181 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance and interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 5, 2004